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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 23, 2000



                                   Optika Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-28672              95-4154552
-------------------------------       ------------       ------------------
(State or other jurisdiction          (Commission         (IRS Employer
     of incorporation)                File Number)       Identification No.)


                          7450 Campus Drive, Suite 200,
                           Colorado Springs, CO 80920

                         -------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (719) 548-9800

                                      N/A
                      ------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

  On February 23, 2000, pursuant to a Securities Purchase Agreement dated as of February 9, 2000 among Optika Inc. (the "Company"), Thomas Weisel Capital Partners L.P., a Delaware limited partnership, certain of its affiliates and RKB Capital, L.P. (the "Purchasers"), the Company completed the sale of an aggregate of 731,851 shares of its Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), and warrants (the "Warrants") to purchase an aggregate of 307,298 shares of the Company's common stock, par value $.001 per share, to the Purchasers for an aggregate purchase price of $15,000,018.10.

  In connection with this transaction, the Company granted the Purchasers and certain other parties registration rights with respect to the shares of the Company's common stock to be issued upon conversion of the Preferred Stock or the exercise of Warrants, and certain other registration rights. These registration rights are set forth in the Registration Rights Agreement dated February 23, 2000, attached hereto and referenced as Exhibit 10.3.

  The Securities Purchase Agreement is attached hereto and referenced as Exhibit
10.1. The terms of the Preferred Stock are set forth in the Certificate of Designation attached hereto and referenced as Exhibit 3.1. The terms of the Warrants are set forth in the Warrant Agreement attached hereto and referenced as Exhibit 10.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


  Exhibit No.                             Description
  -----------                             -----------

     3.1 Certificate of Designation of Optika Inc., designating the Series A Convertible Preferred Stock.

    10.1 Securities Purchase Agreement dated as of February 9, 2000, by and among Optika Inc., Thomas Weisel Capital Partners L.P. and certain of its affiliates and RKB Capital, L.P.

    10.2 Warrant Agreement dated February 23, 2000 by and between Optika Inc., Thomas Weisel Capital Partners, L.P. and the other parties named therein.

    10.3 Registration Rights Agreement dated February 23, 2000 by and between Optika Inc., the Purchasers and the other parties signatory thereto.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OPTIKA INC.



Date:  February 23, 2000            /s/ Steven M. Johnson
                                    ---------------------------------------
                                    Steven M. Johnson, Chief Financial Officer